Thrivent Mutual Funds

Supplement to

Class A Shares Prospectus, Class S Shares Prospectus,

Thrivent Large Cap Growth Fund Class A Shares Summary Prospectus, and

Thrivent Large Cap Growth Fund Class S Shares Summary Prospectus

each dated February 28, 2019

The Board of Trustees of Thrivent Mutual Funds has approved a proposal to reclassify the diversification status of Thrivent Large Cap Growth Fund (the “Fund”) from “diversified” to “non-diversified” within the meaning of the Investment Company Act of 1940. The proposed change to the Fund’s diversification status is subject to approval by shareholders of the Fund at a special meeting of shareholders to be held on or about July 30, 2019. If approved by shareholders, the change to the Fund’s diversification status will occur on or about August 9, 2019.

The date of this Supplement is March 15, 2019.

Please include this Supplement with your Prospectus or Summary Prospectus.

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